   UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2019

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
 (State or Other Jurisdiction)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)
1350 Lakeshore Drive Suite 160 Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

(469) 250-1185
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 2.02.  Results of Operations and Financial Condition.

On March 27, 2019, RumbleOn, Inc. (the “Company”) issued a press release and provided its shareholders a letter reporting its results for the year ended December 31, 2018. A copy of the press release and shareholder letter are furnished as Exhibit 99.1 and Exhibit 99.2 to this report, respectively.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Company’s independent registered public accounting firm has not completed its review of the Company’s results for the year ended December 31, 2018. As such, the information in this Report and on our website is subject to change. Although the Company currently expects that its final 2018 results will be as described in this Report and on our website, it is possible that the Company’s final 2018 results will be different. The information in this Report and on our website represents the most current information available to management and is not meant to be a comprehensive statement of the Company’s financial results for the year ended December 31, 2018.

Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release
99.2	Shareholder Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: March 27, 2019	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer

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